CERTIFICATIONS

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of 24 Hour Auction Inc. (the "Company") on Form 10KSB for the period ended August 31, 2002, as filed with the Securities and Exchange Commission on this date, the undersigned, being the Chief Executive Officer, of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	the report fully complies with the requirements of 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 17, 2004	Signed:	/s/ Robin Lee
	Name:	Robin Lee
	Title:	Chief Executive Officer and principal financial officer